NEW CENTURY PORTFOLIOS
                                  (the "Trust")

                         Supplement dated April 8, 2005
                                     to the
                         Prospectus dated March 1, 2005

     Weston Financial Group, Inc. (the "Advisor"), which serves as the investment adviser to each Portfolio of the Trust, has informed the Board of Trustees of the Trust that it has entered into a stock purchase agreement with Washington Trust Bancorp, Inc. ("Washington Trust") whereby Washington Trust will purchase all of the outstanding shares of capital stock of the Advisor, and the Advisor will become a wholly-owned subsidiary of Washington Trust. Pursuant to the proposed transaction, it is expected that the principal officers and substantially all of the employees of the Advisor will remain as employees of the Advisor and will continue to manage the day-to-day operations of the Trust and its Portfolios. If consummated, the transaction will cause the Trust's Investment Advisory Agreements with the Advisor to terminate automatically under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, Weston Securities Corporation (the "Distributor"), the Trust's principal underwriter, is a wholly-owned subsidiary of the Advisor, and the transaction will also cause the Trust's Underwriting Agreement with the Distributor to terminate automatically under the 1940 Act.

     In connection with the above referenced transaction, the Trust shall be submitting to the shareholders of each Portfolio a proposal to approve a new investment advisory agreement, with the same terms and conditions, including the same provisions for fees and expense limitations. The new investment advisory agreement for each Portfolio will be submitted to the shareholders at a special meeting of shareholders. The special shareholders meeting is expected to occur no later than the third calendar quarter of 2005. Additional information, including proxy materials, will be provided as it becomes available.



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